EXHIBIT 10.4

May 3, 2019

Christian Boas
Rue du Moulin 12, 1310 La Hulpe (Belgium)

Emile Boas
Avenue du Beau Feuillage 1A, 1950 Kraainem (Belgium)

Dreda / Sylvie Boas
Avenue E. Van Becelaere 103, 1170 Watermael-Boitsfort (Belgium)

RE: Amendment to the Agreement for the Sale and Purchase of Shares of S.R.I.F. NV

Dear Sir/Madam,
We refer to the agreement for the sale and purchase of the shares of S.R.I.F. NV among Christian Boas, Emile Boas, Dreda general partnership under Belgian law and Sylvie Boas (together, the “Sellers”), Spirit AeroSystems Belgium Holdings BVBA (the “Purchaser”) and Spirit AeroSystems Holdings, Inc. (together with the Purchaser, “Spirit”), as amended by the Letter Agreements dated March 19, 2019 and March 27, 2019 (the “Agreement”).
As it is our understanding that the Parties desire to extend the Long Stop Date in order to provide additional time for the Competition Condition to be satisfied, we hereby seek the agreement of the Sellers to replace and restate the definition of Long Stop Date in the Agreement as follows:
“Long Stop Date means July 15, 2019;”
Additionally, in order to address capital expenditures budgeted by the Group Companies as of the Signing Date which have not been made prior to the Closing, the Parties hereby agree that no later than May 14, 2019, they will agree to amend the SPA to provide for certain minor administrative changes described on Exhibit A hereto.
The Parties acknowledge and agree that this letter agreement has been negotiated by the Parties in good faith.
This letter agreement constitutes a written agreement by and among the Parties as set forth in Clause 25.8 of the Agreement.
All terms used but not defined herein shall have the meaning set forth in the Agreement. Clause 26 of the Agreement shall apply also to this letter agreement.
Yours faithfully on behalf of Spirit,
/s/ Sam J. Marnick
Mrs. Sam. J. Marnick

EXHIBIT 10.4

For acknowledgement and acceptance, On behalf of the Sellers: /s/ Mr. Christian Boas Mr. Christian Boas Date: May 3, 2019

/s/ Mr. Emile Boas
Mr. Emile Boas
Date: May 3, 2019

/s/ Mrs. Sylvie Boas
Mrs. Sylvie Boas
Date: May 3, 2019

/s/ Mrs. Sylvie Boas
Dreda General Partnership
Mrs. Sylvie Boas
Director
Date: May 3, 2019

Cc: Eubelius CVBA
Marieke Wyckaert and Matthias Wauters
Avenue Louise 99, 1050 Brussels (Belgium)